SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                October 10, 2003
                ------------------------------------------
              Date of Report (Date of earliest event reported)

                        Oil-Dri Corporation of America
                ------------------------------------------
           (Exact name of registrant as specified in its charter)



            Delaware                0-8675               36-2048898
     -----------------------   -----------------      ----------------
         (State or other         (Commission            (IRS Employer
         jurisdiction of         File Number)        Identification No.)
          incorporation)



                 410 North Michigan Avenue
                        Suite 400
                     Chicago, Illinois              60611-4213
               -----------------------------       ------------
                  (Address of principal             (Zip Code)
                    executive offices)


                                (312) 321-1515
                  ------------------------------------------
                         Registrant's telephone number

Item 5.  Other Events

On October 10, 2003, the Company issued the press releases attached as Exhibits 99.1 and 99.2 and incorporated herein by reference, announcing that its Board of Directors had declared increased cash dividends on the Company's Common Stock and Class B Stock and had announced the date and record date for the Company's 2003 annual meeting of stockholders (respectively).

Item 7.  Financial Statements and Exhibits

(c)   Exhibits:  The following documents are attached as exhibits to this report:

Exhibit
Number     Description

99.1       Press Release dated October 10, 2003 (Dividend)

99.2       Press Release dated October 10, 2003 (Annual Meeting)

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /s/  Charles P. Brissman
                              Charles P. Brissman
                              Vice President and General Counsel




Date:  October 14, 2003

             Release:Immediate                  Contact:  Ronda J Williams
                                                            312-706-3232

                 Oil-Dri Corporation of America Board of Directors Approves
                                     Dividend Increase

             CHICAGO - October 10, 2003 - The Board of Directors of Oil-Dri Corporation of America (NYSE: ODC) yesterday declared a quarterly cash dividend of $0.10 per share for the Common Stock and $0.075 per share for the Class B Stock.

             The 11% increase approved by the company's Board of Directors demonstrates their confidence in the future of the company's businesses. Fiscal year 2004 marks the 27th consecutive year the company has paid cash dividends.

             The dividend will be payable on December 12, 2003, to stockholders of record at the close of business on November 14, 2003.

                                            ###

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             Oil-Dri Corporation of America is the world's largest
             manufacturer of cat litter and a leading supplier of specialty sorbent products for industrial, automotive, agricultural, horticultural and specialty markets.

             This release contains certain forward-looking statements regarding the company's expected performance for future periods, and actual results for such periods might materially differ.
             Such forward-looking statements are subject to uncertainties which include, but are not limited to, competitive factors in the consumer market; the level of success in implementation of price increases and surcharges; changes in overall agricultural demand; increasing regulation of the food chain; changes in the market conditions, the overall economy, energy prices, and other factors detailed from time to time in the company's annual report and other reports filed with the Securities and Exchange Commission.

             Release:Immediate                  Contact:  Ronda J Williams
                                                            312-706-3232


                Oil-Dri Corporation of America Announces Annual Meeting and
                                        Record Dates

             CHICAGO - October 10, 2003 - Oil-Dri Corporation of America (NYSE: ODC) will hold its Annual Meeting of Stockholders on December 2, 2003. The record date for voting eligibility at the Annual Meeting is October 24, 2003.

             The meeting will be held at 9:00 a.m. (Central Time) at the Standard Club, 320 South Plymouth Court, Chicago, Illinois.
                                            ###

===============================================================================


             Oil-Dri Corporation of America is the world's largest manufacturer of cat litter and a leading supplier of specialty sorbent products for industrial, automotive, agricultural, horticultural and specialty markets.